                                                                  Exhibit 10.5

                            MEDCENTERDIRECT.COM, INC.
                           1999 EQUITY INCENTIVE PLAN

                   AWARD AGREEMENT FOR INCENTIVE STOCK OPTION

         THIS AWARD AGREEMENT (the "Agreement") is made and entered into effective as of the ____ day of __________________ _____, by and between medcenterdirect.com, inc., a Delaware corporation (the "Company"), and _________________, an Employee of the Company or of an Affiliate (the "Optionholder"), pursuant to the medcenterdirect.com, inc. 1999 Equity Incentive Plan, as it may be amended and restated from time to time (the "Plan"). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

                              W I T N E S S E T H:

         WHEREAS, the Optionholder is an Employee of the Company or an Affiliate; and

         WHEREAS, the Company has granted, subject to the execution of this Agreement, and the Optionholder desires to receive, an Award pursuant to the Plan.

         NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. GRANT OF AWARD. Subject to the execution of this Agreement, the Company has granted to the Optionholder an Award in the form of the right and option (the "Option") to purchase from the Company such number of whole shares of Common Stock of the Company as is set forth on Exhibit A hereto from the authorized and unissued Common Stock of the Company, or from the treasury stock of the Company, at and for the Exercise Price set forth on Exhibit A attached hereto. This Option is intended to be an Incentive Stock Option under the Plan.

         2. HOW OPTIONS MAY BE EXERCISED. The Option shall be exercised by delivery to the Company at its principal office of written notice of the Optionholder's intent to exercise the Option with respect to the number of shares of Common Stock then being purchased, accompanied by payment in full to the Company of the amount of the Exercise Price for the number of shares of Common Stock then being purchased. The Exercise Price shall be payable to the Company (a) in cash or its equivalent, or (b) if the Board, in its discretion, has approved such consideration prior to the exercise of the Option, (i) by delivery to the Company of other Common Stock of the Company, (ii) according to a deferred payment or other arrangement acceptable to the Board, (iii) pursuant to a Cashless Exercise, (iv) in any other form of legal consideration that may be acceptable to the Board, or (v) by a combination of the foregoing forms of consideration; PROVIDED, HOWEVER, that at any time the Company is incorporated in Delaware, payment of the Common Stock's par value shall not be made by deferred payment.

         3. CONDITIONS FOR EXERCISE OF OPTIONS. The Option may be exercised and Common Stock may be purchased by the Optionholder as the result of such exercise only during the term or terms set forth on Exhibit A attached hereto; provided, however, that in no event shall the total number of shares of Common Stock purchased hereunder pursuant to the exercise of the Option exceed the number set forth on Exhibit A attached hereto, as the same may be adjusted in accordance with the Plan, and in no event shall the period for exercising the Option exceed ten (10) years from the date of the grant of the Option. Exercise of the Option is subject to the following additional terms and conditions:

                  (a) If the Optionholder is not a party to the Stockholders Agreement at the time the Optionholder gives written notice of intent to exercise in accordance with paragraph 2 above, then the Optionholder may not, prior to the Effective Date, exercise the Option unless the Optionholder contemporaneously with giving of such notice becomes a party to the Stockholders Agreement.

                  (b) In the event the Continuous Service of the Optionholder shall be terminated for any reason other than for death or Disability, the Option may be exercised at any time after such termination and before the earlier of (i) three (3) months following the termination of the Optionholder's Continuous Service and (ii) the expiration date of the Option; PROVIDED, HOWEVER, that if the Board determines that the exercise of the Option following the termination of the Optionholder's Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration date of the Option or (ii) the passage of an aggregate of one hundred twenty (120) days after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

                  (c) If the Continuous Service of the Optionholder shall be terminated by reason of Disability, the Option may be exercised at any time after such termination and before the earlier of (i) twelve (12) months and (ii) the expiration date of the Option.

                  (d) If the Continuous Service of the Optionholder shall be terminated by reason of the death of the Optionholder, or the Optionholder dies within the periods specified in subsections 3(b) or (c) above relating to exercise of the Option following termination of the Optionholder's Continuous Service for reasons other than death, then the executor or administrator of the estate of the Optionholder, or other allowable transferee, shall have the right to exercise the Option at any time after such termination and before the earlier of (i) eighteen (18) months and (ii) the expiration date of the Option.

                  (e) Notwithstanding any other provision hereof, in no event may the Option be exercised at any time after termination of Continuous Service with respect to any number of shares of Common Stock in excess of the number of shares of Common Stock as to which the Option was exercisable at the time of termination of Continuous Service.

         4. ISSUANCE OF CERTIFICATE. In case of any exercise of the Option, this Agreement, accompanied by payment of the full purchase price for the shares of Common Stock then being purchased as provided in Paragraph 2 above, shall be surrendered to the Company. The Company will thereupon cause to be issued and delivered to the Optionholder as soon as reasonably may be done in accordance with the terms of the Plan, a certificate or certificates representing the shares of Common Stock so purchased and fully paid for. In the event of a partial exercise, the Company will endorse on Exhibit B hereto the fact that the Option has been partially exercised on such date, setting forth the extent of such exercise, and return this Agreement to the Optionholder.

         5. NON-TRANSFERABILITY OF OPTION. The Option is personal to the Optionholder and may not in any manner or respect be assigned or transferred otherwise than by will or the laws of descent and distribution, and is exercisable during the Optionholder's lifetime only by the Optionholder. The Optionholder may, by delivering written notice to the Company, designate a third party who, in the event of the Optionholder's death, shall thereafter be entitled to exercise the Option. To the extent the Option is not exercised, the shares of Common Stock covered hereby shall be considered released to the Company.

         6. SUBJECT TO TERMS OF PLAN. The Option is in all respects subject to, and shall be governed and determined by, the provisions of the Plan (all of the terms of which are incorporated herein by reference) and to any rules which might be adopted by the Board or the Committee with respect thereto to the same extent and with the same effect as if set forth fully herein.

         7. TERMINATION OF OPTION. This Agreement shall terminate no later than ten (10) years from the date of grant of the Option.

         8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

         9. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective executors, administrators, personal representatives, legal representatives, heirs, and successors in interest.

         10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be considered an original, and such counterparts shall, together, constitute and be one and the same instrument.

         11. INVESTMENT PURPOSES. Upon request by the Company, the Optionholder agrees to deliver to the Company at the time of any complete or partial exercise of this Option a written representation that the shares of Common Stock being acquired upon such exercise are being acquired for investment and not for resale or with a view to the distribution thereof. Upon such request, delivery of such written representation prior to the expiration of the Option period shall be a condition precedent to the right of the Optionholder or any other persons to purchase Common Stock hereunder and the Company's obligation to issue Common Stock hereunder.

         12. WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require the Optionholder to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Optionholder's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the grant or exercise of the Option. With respect to withholding required upon the exercise of the Option, the Optionholder may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, (i) by having the Company withhold shares of Common Stock having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, or (ii) delivering to the Company owned and unencumbered shares of Common Stock having such value. All such elections shall be irrevocable, made in writing, signed by the Optionholder, and subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

         14. NO EFFECT ON EMPLOYMENT. This Agreement shall not be deemed to confer upon Optionholder any right to continue Optionholder's employment by the Company, and the Company may terminate such employment at any time for any reason, subject to the provisions of any applicable employment agreement.

         IN WITNESS WHEREOF, the Company and the Optionholder have executed and delivered this Agreement as of the day and year first written above.

                                          MEDCENTERDIRECT.COM, INC.


                                          By:
                                             ------------------------------
                                                   Robert J. White, Jr.
                                                   President

                                          OPTIONHOLDER:


                                          ---------------------------------
                                          Name:
                                               ----------------------------

                                    EXHIBIT A

                                       TO

                                 AWARD AGREEMENT

Optionholder:                               __________________________________

Grant Date:                                 __________________________________

Exercise Price:                             $_________________________________

                                             Can Only Be           Must Be
Shares of Common Stock Subject to Option    Exercised After    Exercised Before
----------------------------------------    ---------------    ----------------


                                    EXHIBIT B

                                       TO

                                 AWARD AGREEMENT

         Pursuant to Paragraph 4 hereof, record partial exercise below:

                                PARTIAL EXERCISE

No. of Shares    Date of      No. of Shares     Signature of
 Exercised       Exercise      Remaining      Endorsing Officer
-------------    --------     -------------   -----------------